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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                            -----------------------
                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                     The Corporate Executive Board Company
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                 (Exact name of registrant as specified in its charter)

                  Delaware                                52-2056410
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    (State of incorporation or organization)           (I.R.S. employer
                                                      identification no.)

               The Watergate
        600 New Hampshire Avenue, N.W.
              Washington, D.C.                               20037
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     (Address of principal executive offices)              (Zip code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [x]

Securities Act registration statement file number to which this form relates:
333-59833
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

          Title of each class               Name of each exchange on which
          to be so registered               each class is to be registered
          -------------------               ------------------------------
                 None

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                    Common Stock, par value $0.01 per share
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                               (Title of class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Information with respect to the Common Stock of The Corporate Executive Board Company (the "Company") is incorporated herein by reference to the section captioned "Description of Capital Stock" in the Company's Registration Statement on Form S-1 (File No. 333-59833) filed with the Securities and Exchange Commission on July 24, 1998 (the "Form S-1 Registration Statement"), as it may be amended from time to time. Any prospectus that contains this information and is subsequently filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended, is deemed to be incorporated herein by reference.

ITEM 2.  EXHIBITS.

        EXHIBIT
        NUMBER                                DESCRIPTION
        -------                               -----------

           1. Second Amended and Restated Certificate of Incorporation of the Company.*

           2.  Amended and Restated Bylaws of the Company.**

           3.  Specimen Common Stock Certificate.***

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*  Incorporated by reference to Exhibit 3.1 to the Form S-1
   Registration Statement.

** Incorporated by reference to Exhibit 3.2 to the Form S-1
   Registration Statement.

***Incorporated by reference to Exhibit 4.1 to the Form S-1
   Registration Statement.


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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 13, 1998         THE CORPORATE EXECUTIVE BOARD COMPANY

                                  /s/ James J. McGongile
                                  ------------------------------
                                  By:    James J. McGongile
                                  Its:   Chief Executive Officer

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